SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934


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                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
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                     FRANKLIN TEMPLETON INTERNATIONAL TRUST

                          TEMPLETON PACIFIC GROWTH FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders scheduled for March 12, 2001 at 4:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 1 of the proxy statement.

We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). We urge you to spend a few minutes reviewing the proposals in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.





                         TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.


This page intentionally left blank.


A LETTER FROM THE PRESIDENT

Dear Shareholders:

Enclosed for your consideration are a number of important matters relating to your investment in Templeton Pacific Growth Fund (the "Fund") in connection with a Special Meeting of Shareholders. The materials that we have included describe proposals that will affect the future of your fund.

The Board of Trustees recommends that you cast your vote in favor of:

    1. Approval of a new Subadvisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management LTD on behalf of the Fund;

    2.      Amending seven of the Fund's fundamental investment restrictions;

    3. Eliminating four of the Fund's fundamental investment restrictions;

   PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT, FILL OUT, SIGN AND RETURN THE
                               ENCLOSED PROXY CARD

To provide additional investment opportunities for the Fund, we have proposed amending or eliminating certain of the Fund's fundamental investment restrictions.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                            Sincerely,




                            Charles B. Johnson
                            President
                            This page intentionally left blank


     FRANKLIN TEMPLETON INTERNATIONAL TRUST - TEMPLETON PACIFIC GROWTH FUND
                     NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                          TO BE HELD ON MARCH 12, 2001

A Special Shareholders' Meeting ("Meeting") of Templeton Pacific Growth Fund (the "Fund") will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 4:00 p.m. (Pacific time), on March 12, 2001.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

    1. Approval of a new Sub-advisory Agreement between Franklin Advisers, Inc. and Templeton Asset Management LTD on behalf of the Fund;

    2. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals).

      (a) To amend the Fund's fundamental investment restriction regarding borrowing;

      (b) To amend the Fund's fundamental investment restriction regarding underwriting;

      (c) To amend the Fund's fundamental investment restriction regarding lending;

      (d) To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities;

      (e) To amend the Fund's fundamental investment restrictions regarding short sales and issuing senior securities;

      (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

      (g) To amend the Fund's fundamental investment restriction regarding diversification of investments.

    3. To approve the elimination of certain of the Fund's fundamental investment restrictions.


    4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Trustees has fixed December 15, 2000 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                            By Order of the Board of Trustees,



                            Murray L. Simpson
                            Secretary



San Mateo, California
January 2, 2001



Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.
TABLE OF CONTENTS
                                                                           PAGE

PROXY STATEMENT

Information About Voting                       x

Proposal 1:                                  To Approve Sub-advisory Agreement
                                               x

Proposal 2:                                  To Approve Amendments to Certain
of the Fund's Fundamental
Investment Restrictions (Includes Seven (7) Sub-Proposals)         xx

   2a:  Borrowing                             xx

   2b:  Underwriting                          xx

   2c:  Lending                               xx

   2d:  Real Estate and Commodities           xx

   2e:  Short Sales and Issuing Senior Securities        xx

   2f:  Industry Concentration                xx

   2g:  Diversification of Investments        xx

Proposal 3:                                  To Approve the Elimination of
Certain of the Fund's Fundamental Investment Restrictions          xx

Proposal 4:                                  Other Business        xx



EXHIBITS

Exhibit A:                                   Fundamental Investment
Restrictions
Proposed to be Amended or Eliminated         A-1



                         TEMPLETON PACIFIC GROWTH FUND
                                PROXY STATEMENT

INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Templeton International Trust (Trust), on behalf of its separate series Templeton Pacific Growth Fund (Fund), in connection with the Special Meeting of the Shareholders of the Fund to be held March 12, 2000 (the "Meeting"), have requested your vote on several matters.

Who is eligible to vote?

Shareholders of record at the close of business on December 15, 2000 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about January 4, 2001.

On what issues am I being asked to vote?

You are being asked to vote on the following proposals:

1. To approve a new sub-advisory agreement between Franklin Advisers, Inc. and Templeton Asset Management, Ltd. on behalf of the Fund;

2.  To amend certain of the Fund's fundamental investment restrictions;

3.  To eliminate certain of the Fund's fundamental investment restrictions;

4. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

How do the Trustees recommend that I vote?

The Trustees unanimously recommend that you vote:

1.  FOR approval of the new sub-advisory agreement for the Fund

2. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

3. FOR the elimination of the Fund's fundamental investment restrictions proposed to be eliminated;

4. FOR the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting or any adjournment thereof.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted as follows: IN FAVOR of the new sub-advisory agreement for the Fund (Proposal 1, IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 2a-2g), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 3 and/or IN FAVOR of granting the proxyholders named in the proxy card the authority to vote in their discretion as to any other matters that may properly come before the Meeting or any adjournment (Proposal 4).

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.


THE PROPOSALS

PROPOSAL 1: TO APPROVE A NEW SUB-ADVISORY AGREEMENT
WHY IS A NEW SUB-ADVISORY AGREEMENT PROPOSED?

      The Fund is currently managed by Franklin Advisers, Inc. ("Advisers") and until October 31, 2000 was sub-advised by Templeton Investment Counsel, Inc. ("TICI"). TICI has investment operations in Fort Lauderdale, Florida. As a result of certain personnel changes at TICI, management recommended to the Trust's Board that Templeton Asset Management, Ltd. ("TAML") become the sub-adviser to the Fund effective November 1, 2000. TAML has investment operations in Hong Kong and, like TICI, is a corporate affiliate of Advisers. TAML was recommended because the primary portfolio manager selected to manage the Fund had determined to accept a position with TAML in Hong Kong, and leave his position with TICI.

WHAT DID THE BOARD CONSIDER IN APPROVING THE AGREEMENT WITH TAML?

      In accordance with regulations under the 1940 Act, the Trust's Board of Trustees approved an interim contract with TAML (the "Agreement"), which became effective on November 1, 2000, on the same terms as the previous contract with TICI. Assuming that shareholders approve the sub-advisory agreement with TAML, the interim contract will become the permanent sub-advisory agreement.

      In approving the Agreement, the Board considered that TAML and TICI are both part of the Franklin Templeton organization and, therefore, the Board was comfortable with the investment process, corporate structure and quality of services to be provided. The Board also was informed of the investment experience and background of the proposed portfolio managers. Finally, the Board also considered the investment expertise of TAML particularly with respect to Pacific-rim based companies.

ARE THE TERMS OF THE AGREEMENT WITH TAML THE SAME AS THOSE OF THE FORMER SUB-ADVISORY AGREEMENT WITH TICI?

      Yes, the terms of the Agreement, including fees to be paid to TAML, are identical to those of the former agreement with TICI. Under the Agreement, subject to the overall policies, control, direction and review of the Trust's Board of Trustees, and subject to the instructions and supervision of Advisers, TAML provides a continuous investment program for the Fund, including allocation of the Fund's assets among the various securities markets of the world and investment research and advice with respect to securities and investments and cash equivalents in the Fund. TAML also places all purchase and sale orders on behalf of the Fund. The Agreement specifically provides that orders regarding U.S. domiciled securities and money market instruments may also be placed on behalf of the Fund by Advisers.

      The Agreement provides that in performing its services, TAML will adhere to the Fund's investment objectives, policies and restrictions as contained in the Prospectus and Statement of Additional Information, in the Trust's Declaration of Trust, any investment guidelines established by Advisers and the provisions of the 1940 Act and the rules and regulations of the U.S. Securities and Exchange Commission and the Internal Revenue Code. TAML is obligated to supply the Trust's Board quarterly with a report of its activities under the Agreement.

      In performing the services described, TAML must use its best efforts to obtain for the Fund the most favorable price and execution available. However, subject to appropriate Board policies and procedures, TAML may, to the extent authorized by law and the Fund's Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker.

      The Agreement is effective as of November 1, 2000 and continues in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year (i) by a vote of the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without payment of any penalty by the Trust's Board of Trustees, upon sixty (60) days' written notice to Advisers and TAML, and by Advisers or TAML upon sixty (60) days' written notice to the other party. The Agreement terminates automatically in the event of any transfer or assignment of the Agreement, as defined in the 1940 Act, and in the event of any act or event that terminates the investment management agreement between Advisers and the Fund.

WHAT INFORMATION SHOULD A SHAREHOLDER KNOW ABOUT TAML?

      TAML is a corporation organized under the laws of and based in Singapore. Its Hong Kong branch, through which investment management advice and assistance is provided to the Fund, has offices at Two Exchange Square, Hong Kong. TAML is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Resources"), 777 Mariners Island Boulevard, San Mateo, California 94404. Resources is also the corporate parent of Advisers.


      TAML is registered as an investment adviser under the Investment Advisers Act of 1940. [ info required by Item 22 (c) (10) regarding Templeton Developing Markets Securities Fund and other investment companies advised by TAML]

      TAML's directors and managing directors are shown below. Martin L. Flanagan is Vice President and Chief Financial Officer of the Trust and Charles E. Johnson is Vice President of the Trust. None of the other directors or managing directors of TAML holds positions with the Trust.

NAME, POSITION WITH TAML AND ADDRESS AND PRINCIPAL OCCUPATION
-------------------------------------------------------------

VIJAY CHANDUR ADVANI, DIRECTOR
7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987

MARTIN L. FLANAGAN, DIRECTOR
777 Mariners Island Blvd., San Mateo, CA 94404-1585

Director of TAML. He joined Templeton in 1983. Mr. Flanagan also serves as an officer and/or director or trustee of 52 of the investment companies in Franklin Templeton Investment. Chairman and Director of Franklin Templeton Services, Inc. Executive Vice President, Chief Financial Officer and Director of Templeton Worldwide, Inc. He is a Director and Executive Vice President of TGAL.

MARK G. HOLOWESKO, DIRECTOR
P. O. Box N-7759, Lyford Cay, Nassau, Bahamas

Director of TAML. He joined Templeton in 1985. Serves also as Director, President and Head of Investment of TGAL. He serves as a Director and officer of various Franklin Templeton affiliates and investment companies.

CHARLES E. JOHNSON, DIRECTOR
777 Mariners Island Blvd., San Mateo, CA 94404-1585

President, Member - Office of the President and Director of Franklin Resources, Inc., President and Director of Templeton Worldwide, Inc.
Chairman of the Board and President of Franklin Investment Advisory Services,
Inc.

DENNIS CHONG BOON LIM, DIRECTOR
7 Temasek Blvd., Suntec Tower One, #38-03, Singapore -38987

Senior Executive Vice President and Portfolio Manager of TAML.

GREGORY E. MCGOWAN, DIRECTOR
500 East Broward Blvd., Fort Lauderdale, FL 33394-3091

He serves also as an Executive Vice President and Secretary of TAGL and Director and Executive Vice President of TICI. Executive Vice President - International Development, Chief International General Counsel and Director of Templeton Worldwide, Inc.

J. MARK MOBIUS, MANAGING DIRECTOR
Two Exchange Square, 39th Floor, Suite 3905-08, Hong Kong

He is also Director and Executive Vice President of TAGL and an officer or director of various Templeton investment companies.

WAI KWOK WU, DIRECTOR
7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 038987




OTHER INFORMATION ABOUT THE FUND'S ADVISORY ARRANGEMENTS?

      The Fund is managed by Advisers pursuant to a contract dated September 20, 1991, which was approved by the sole initial shareholder of the Fund on September 10, 1991 and was most recently continued by the Trust" Board of Trustees on April 18, 2000 (the "Advisers Agreement"). Until October 31, 2000, the Fund was sub-advised pursuant to a contract between the Adviser and TICI, dated January 1, 1993. That contract was approved by the shareholders of the Fund on April 26, 1993, was last continued by the Trust's Board of Trustees on April 18, 2000. The Agreement was approved by the Trust's Board of Trustees on September 26, 2000 at a meeting called for the purpose of voting on the agreement. From December 31, 1992 until October 31, 2000 Advisers received portfolio advice and management assistance from TICI.

      Under the Advisers Agreement, the Fund pays a total fee for investment management equal to an amount based on the value of the Fund's average daily net assets, as follows: 1.00% up to and including $100 million; 0.90% over $100 million up to and including $250 million; 0.80% over $250 million up to and including $500 million; and 0.75% over $500 million. Under the TICI Agreement, TICI received from Advisers a fee equal to an amount based on the value of the Fund's average daily net assets, as follows: 0.50% up to and including $100 million; 0.40% over $100 million up to and including $250 million; 0.30% over $250 million up to and including $500 million; and 0.25% over $500 million. TAML receives and will receive the same amount under the Agreement.

      For the Fund's last fiscal year ended October 31,2000, Advisers received a total fee of $629,459 from the Fund. Of that amount Advisers paid TICI a total of $314,729. During the same period, the Fund paid the following amounts to Franklin Templeton Distributors, Inc. as Rule 12b-1 distribution fees, to Franklin Templeton Services, Inc. for administration fess, and to Franklin Templeton Investor Services, Inc. for transfer agency fees:
$198,222, $94,263 and $__________, respectively.

      The Board of Trustees, including a majority of the Trustees who are not interested persons, unanimously recommends approval of the Agreement. If shareholders of the Fund fail to approve the continuation of the Agreement, Advisers and the Board of Trustees will determine what action should be taken to provide for the continued management of the Fund.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1






                      INTRODUCTION TO PROPOSALS 2 AND 3.
Why is the Fund amending or eliminating certain of its fundamental investment restrictions?

The Fund is subject to certain investment restrictions, which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was reorganized as a Delaware business trust in 1991, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. The Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the sub-adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunity will be increased by these changes.

The proposed restrictions satisfy current federal regulatory requirements, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund with greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund nor will the changes materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 2 separately.



PROPOSAL 2: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 2a - 2g)
Sub-Proposal 2a: To amend the Fund's fundamental investment restriction regarding borrowing.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemption requests in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

What effect will amending the current borrowing restriction have on the Fund?

As described in the Fund's current investment restriction number 2, the Fund is presently limited to borrowing up to 10% of assets, rather than the 331/3% allowed under current law. The proposed revision would increase this borrowing limit to the legally permissible limit of 331/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person in a private transaction not intended for public distribution for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 331/3% of total assets. The Fund's current restriction also states that the Fund may not borrow for investment purposes in excess of 5% of the value of the Fund's assets. The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets. The Fund, however, has no current intention of changing the way it operates to take advantage of the increased flexibility associated with removing this restriction on its ability to make additional investments while borrowings exceed 5%.

The proposed restriction also permits the Fund to borrow cash from investment companies in Franklin Templeton Investments. The SEC recently granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the exemptive order, to borrow money from other Franklin and Templeton funds at rates which are no less favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

Sub-Proposal 2b: To amend the Fund's fundamental investment restriction regarding underwriting.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

What effect will amending the current underwriting restriction have on the Fund?

The proposed restriction is similar to the current investment restriction number 5. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. It is not anticipated that adoption of the proposed restriction would involve any additional risk, as the proposed restriction would not affect the way the Fund is currently managed.


Sub-Proposal 2c: To amend the Fund's fundamental investment restriction regarding lending.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions.

What effect will amending the current lending restriction have on the Fund?

The proposed restriction is similar to the Fund's current restriction number 2, but would provide the Fund with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund with additional flexibility to make loans to investment companies. Franklin Templeton Investments, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to other Franklin Templeton investment companies would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk, as the proposed restriction would not affect the way the Fund is currently managed.

Sub-Proposal 2d: To amend the Fund's fundamental investment restrictions regarding investments in real estate and commodities.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund's real estate and commodities restrictions are currently contained in two separate investment restrictions. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

What effect will amending the real estate and commodities restrictions have on the Fund?

Real Estate: The proposed real estate restriction is substantially the same as the real estate limitation contained in the Fund's current restriction number 11. Accordingly, the Fund will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts.

The Fund's current restriction relating to real estate is combined with a restriction relating to investments in other investment companies in investment restriction number 11. The adoption of this Sub-Proposal would result in the separation of the Fund's real estate restriction from the Fund's fundamental investment restriction relating to investments in other investment companies and its combining with the Fund's restriction relating to commodities. The restriction on investing in other investment companies is proposed to be eliminated (see Proposal 3).

Commodities: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

The proposed commodities restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has for many years had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

The Fund's current restriction number 8 relating to commodities is combined with a restriction relating to the maintenance of margin accounts. The adoption of this Sub-Proposal would result in the separation of the Fund's commodities restriction from the Fund's fundamental investment restriction relating to investments in margin accounts and its combining with the Fund's real estate restriction. The restriction on investing in margin accounts is proposed to be eliminated (see Proposal 3).

Sub-Proposal 2e: To amend the Fund's investment restriction regarding short sales and issuing senior securities.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage", provided certain conditions are met. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or liquid securities to meet the SEC staff's collateralization requirements. This procedure limits a fund's ability to engage in these types of transactions and thereby limits a fund's exposure to risk associated with these transactions.

What effect will amending the restrictions regarding short sales and issuing senior securities have on the Fund?

The proposed restriction would amend the Fund's current investment restriction number 9 and would permit the Fund to engage in short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

Sub-Proposal 2f: To amend the Fund's fundamental investment restriction regarding industry concentration.

Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.


What effect will amending the current restriction regarding industry concentration have on the Fund?

The proposed restriction would amend the Fund's current restriction by clarifying the concentration policy's application to the Fund's "net" assets. Further, the new restriction provides the Fund with additional flexibility because it exempts from the 25% limitation securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or the securities of other investment companies as permitted by the 1940 Act. Such investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in U.S. government securities or in shares of other investment companies.

Sub-Proposal 2g: To amend the Fund's fundamental investment restriction regarding diversification of investments.

The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets, more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

What effect will amending the current investment diversification restriction have on the Fund?

The Fund's current diversification restriction applies the 5% and 10% limitations as to 100% of the Fund's total assets, rather than the lower statutorily imposed 75% limit. Further, although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the current restriction does not include such a carve-out for the securities of other investment companies and the U.S. government securities carve-out is general and does not encompass all aspects of the 1940 Act diversification provision.

The proposed restriction excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction number 1 would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies and U.S. government securities, and would provide the Fund with greater investment flexibility. The proposed investment restriction also clarifies that the 5% and 10% limitations do not apply to 25% of the Fund's total assets. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 2a-2g


PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
Which six (6) fundamental investment restrictions are the Board recommending that the Fund eliminate?

Some of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since such positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 6, 7, 10 and 12, and certain parts of restrictions 8 and 11, among its fundamental investment restrictions. Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions be eliminated.

The exact wording of these six restrictions, (referred to in this Proposal 3 as the "Restrictions") has been included in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

Illiquid Securities:

The Fund's current fundamental investment restriction number 6, limits the Fund's ability to acquire any kind of illiquid security. This restriction was originally drafted to address the SEC's then current requirement relating to illiquid security investments by a fund. As currently drafted, however, it is more restrictive than the SEC position which permits funds to invest up to 15% of their assets in illiquid or restricted securities. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest a significant portion of its assets in illiquid securities.

Control or Management:

The Fund's current fundamental investment restriction number 7 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it may be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating the restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

Margin Accounts:

The Fund's current fundamental investment restriction number 8, in part, limits the Fund's ability to purchase securities on margin. This restriction was originally included in the Fund's list of investment limitations in response to the various state law requirements to which mutual funds were subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

Three Years of Company Operation:

The Fund's current fundamental investment restriction number 10 limits the Fund's ability to invest in companies which have a record of less than three years continuous operation. Under NSMIA, this limitation is not required to be a fundamental investment restriction. Elimination of this fundamental investment restriction would permit the Fund to invest in a relatively new company, if it otherwise met the Fund's investment criteria. Securities of unseasoned companies present greater risks than securities of more established companies. Elimination of this restriction may, therefore, increase the risks to the Fund.

Investment in Other Investment Companies:

The Fund's current fundamental investment restriction number 11,in part, limits the Fund's ability to invest in the securities of other open-end investment companies, except where there is no commission other than ordinary brokerage commission paid, or in connection with a merger, consolidation, acquisition or reorganization. This restriction, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

The current restriction also permits investments by the Fund in shares of a money market fund, subject to certain conditions. Although eliminating the present restriction would continue to permit the Fund to invest cash held at the end of the day in money market funds, it would not subject the Fund to the limiting conditions on investing in money market funds contained in the current restriction. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, (as described in Sub-Proposal 2g), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities except with respect to cash investments in accordance with the Cash Sweep Order.

Management Ownership of Securities:

The Fund's current restriction fundamental investment number 12 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its investment manager, Advisers. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act conflict of interest restrictions would still apply to the Fund.

Why is the Board recommending that the Restrictions be eliminated, and what effect will their elimination have on the Fund?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

What are the risks, if any, in eliminating the Restrictions?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions except to the limited extent described above.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 3


PROPOSAL 4: OTHER BUSINESS
The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 3 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy card will use their best judgment in voting on such matters.

INFORMATION ABOUT THE FUND

The Investment Manager. Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is wholly owned by Resources.

The Fund Administrator. Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisers and the Fund's principal underwriter.

The Underwriter. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

The Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 1999, and its semi-annual report dated December 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of December 15, 2000, the Fund had xxxxxx shares outstanding of Class A, xxxxxx shares outstanding of Class B, xxxxxx shares outstanding of Class C, and xxxxxx shares outstanding of Advisor Class and
total net assets of $xxxxxxx.   From time to time, the number of shares held
in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of December 15 there were no other entities holding beneficially or of record more than 5% of a class of the Fund's outstanding shares, except as shown for Advisor Class in the following table:

                                         Percentage
Name and Address               Share Class   (%)
-------------------------------------------------------------------------------
[FTTC Trust Services FBO

P.O. Box 5086
San Mateo, CA 94402-0086]

In addition, to the knowledge of the Fund's management, as of December 15, 2000, the officers and Board members, as a group, owned of record and beneficially xx.xx% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes of the Fund.


FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of soliciting these proxies will be borne 50% by the Fund and 50% by Adviser. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $xxx,xxxand $xxx,xxx. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies. [The Fund intends to pay all costs associated with the solicitation and the Meeting.]

In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

Quorum. A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

[Required Vote. Provided that a quorum is present, Proposal 1, the approval of a new sub-advisory agreement, requires the affirmative vote of the lesser of (1) the majority of the outstanding shares of the Fund, or (2) 67% or more of the Fund's shares represented at the Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy (Majority Shareholder Vote). Sub-Proposals 2a-2g, amendments to fundamental investment restrictions, and Proposal 3, elimination of certain fundamental investment restrictions, also approval by Majority Shareholder Vote. Proposal 4, the transaction of any other business, requires the affirmative vote of a majority of the Fund's outstanding shares. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

Other Matters and Discretion of Persons Named in the Proxy. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By order of the Board of Directors,



Murray L Simpson
Secretary

Dated: January 2, 2001
San Mateo, California









EXHIBIT A

                                             FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                                                      TO BE AMENDED OR ELIMINATED
----------------- ---------------- ------------------------------------ ---------------------------------------------------

    PROPOSAL                             CURRENT FUNDAMENTAL                        PROPOSED FUNDAMENTAL
      OR                                     RESTRICTION                                RESTRICTION
   SUB-PROPOSAL      RESTRICTION          The Fund may not:                          The Fund may not:
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2a            Borrowing     3.   Borrow money, except for        Borrow money, except that the Fund may borrow
                                   temporary or emergency (but not      money from banks or affiliated investment
                                   investment) purposes from banks      companies to the extent permitted by the 1940
                                   and only in an amount up to 10% of   Act, or any exemptions therefrom which may be
                                   the value of the assets.  While      granted by the SEC, or from any person in a
                                   borrowing exceed 5% of fund's        private transaction not intended for public
                                   assets, it will not make any         distribution, for temporary or emergency purposes
                                   additional investments..             and then in an amount not exceeding 33 1/3% of
                                                                        the value of the Fund's total assets (including
                                                                        the amount borrowed).
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2b          Underwriting    5.   Underwrite securities of        Act as an underwriter except to the extent the
                                   other issuers, except insofar as     Fund may be an underwriter when disposing of
                                   fund may be technically deemed an    securities it owns or when selling its own shares
                                   underwriter under the federal
                                   securities laws in connection with
                                   the disposition of portfolio.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2c             Lending      2.   Make loans to other persons,    Make loans to other persons except (a) through
                                   except by the purchase of bonds,     the lending of its portfolio securities, (b)
                                   debentures, or similar obligations   through the purchase of debt securities, loan
                                   which are publicly distributed or    participations and/or engaging in direct
                                   of a character usually acquired by   corporate loans in accordance with its investment
                                   institutional investors or through   goal and policies, and (c) to the extent the
                                   loans of the fund's portfolio        entry into a repurchase agreement is deemed to be
                                   securities, or  to the extent the    a loan.  The Fund may also make loans to
                                   entry into a repurchase agreement    affiliated investment companies to the extent
                                   may be deemed a loan.                permitted by the 1940 Act or any exemptions
                                                                        therefrom that may be granted by the SEC.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2d           Commodities    8.   Maintain a margin account       Purchase or sell real estate and commodities,
                                   with a securities dealer, except     except that the Fund may buy or sell securities
                                   that either fund may obtain such     of real estate investment trusts, may purchase or
                                   short-term credits as may be         sell currencies, may enter into futures contracts
                                   necessary for the clearance of       on securities, currencies, indices or any other
                                   purchases and sales of securities    financial instruments, and may purchase and sell
                                   nor invest in commodities or         options on such futures contracts.
                                   commodities contracts or interests
                                   (other than publicly-traded equity
                                   securities) or leases with respect
                                   with any oil, gas or other mineral
                                   exploration or development
                                   programs, except that either fund
                                   my enter into contracts or hedging
                                   purposes and make margin deposits
                                   in connection therewith.
                                   11.  Invest directly in real
                                   estate or real estate limited
                                   partnerships (although either fund
                                   may invest in real estate
                                   investment trusts) or in the
                                   securities of other investment
                                   companies, except to the extent
                                   permitted under the 1940 Act of
                                   pursuant to any exemptions
                                   therefrom, including any
                                   exemptions permitting either fund
                                   to invest in shares of one or more
                                   money market funds managed by the
                                   manager or its affiliates, or
                                   except that securities of another
                                   investment company may be acquired
                                   pursuant to a plan of
                                   reorganization, merger,
                                   consolidation or acquisition.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2e           Short Sales    2.   Make loans to other persons,    Issue securities senior to the Fund's presently
                    and Senior     except by the purchase of bonds,     authorized shares of beneficial interest, except
                    Securities     debentures or similar obligations    that this restriction shall not be deemed to
                                   which are publicly distributed or    prohibit the Fund from (a) making any permitted
                                   of a character usually acquired by   borrowings, loans, mortgages or pledges, (b)
                                   institutional investors or through   entering into options, futures contracts, forward
                                   loans of either fund's portfolio     contracts or repurchase transactions, or (c)
                                   securities, or to the extent the     making short sales of securities to the extent
                                   entry into a repurchase agreement    permitted by the 1940 Acts and any rule or order
                                   may be deemed a loan.                thereunder, or SEC staff interpretations thereof.
                                   9.   Effect short sales, unless at
                                   the time the fund owns securities
                                   equivalent in kind and amount to
                                   those sold.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2f            Industry      4.   Invest more than 25% of the     Concentrate (invest more that 25% of its total
                   Concentration   fund's assets (at the time of the    assets) in securities of issuers in a particular
                                   most recent investment) in any       industry (other than securities issued or
                                   single industry.                     guaranteed by the U.S. government or any of its
                                                                        agencies or instrumentalities or securities of
                                                                        other investment companies).
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       2g         Diversification  1.   Purchase the securities of      Buy the securities of any one issuer (other than
                  of Investments   any one issuer (other than           the U.S. government or any of its agencies or
                                   obligations of the U.S.) if          instrumentalities or securities of other
                                   immediately thereafter and as a      investment companies) if immediately after such
                                   result of the purchase, the fund     investment (a) more that 5% of the value of the
                                   would (a) have invested more than    Fund's total assets would be invested in such
                                   5% of the value of the total         issuer or (b) more than 10% of the outstanding
                                   assets in the securities of the      voting securities of such issuer would be owned
                                   issuer, or (b) hold more than 10%    by the Fund, except that up to 25% of the value
                                   of any or all classes of the         of such Fund's total assets may be invested
                                   securities of any one issuer.        without regard to such 5% and 10% limitations.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
       3             Illiquid      6.   Purchase illiquid securities,   None
                    Securities     including illiquid securities
                                   which, at the time of acquisition,
                                   could be disposed of publicly by
                                   each fund only after registration
                                   under the 1933 Act, if as a result
                                   more than 10% of their assets
                                   would be invested in such illiquid
                                   securities.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
                    Control or     7.   Invest in securities for the    None
                    Management     purpose of exercising management
                                   or control of the issuer.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
                  Margin Account   8.   Maintain a margin account       None
                                   with a securities dealer, except
                                   that either fund may obtain such
                                   short-term credits as may be
                                   necessary for the clearance of
                                   purchases and sales of securities,
                                   nor invest in commodities or
                                   commodities contracts or interests
                                   (other than publicly-traded equity
                                   securities) or leases with respect
                                   to any oil, gas or other mineral
                                   exploration or development
                                   programs, except that either fund
                                   may enter into contracts for
                                   hedging purposes and make margin
                                   deposits in connection therewith.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
                    Continuous     10.  Invest more than 5% of total    None
                     Operation     assets in companies which have a
                                   record of less than three years
                                   continuous operation, including
                                   the operations of any predecessor
                                   companies.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
                    Investment     11. Invest directly in real estate   None
                     Companies     or real estate limited
                                   partnerships (although either fund
                                   may invest in real estate
                                   investment trusts) or in the
                                   securities of other investment
                                   companies, except to the extent
                                   permitted under the 1940 Act of
                                   pursuant to any exemptions
                                   therefrom, including any
                                   exemptions permitting either fund
                                   to invest in shares of one or more
                                   money market funds managed by the
                                   manager or its affiliates, or
                                   except that securities of another
                                   investment company may be acquired
                                   pursuant to a plan of
                                   reorganization, merger,
                                   consolidation or acquisition.
----------------- ---------------- ------------------------------------ ---------------------------------------------------
                   Ownership by    12.  Purchase or retain in either    None
                    Management     fund's portfolio any security if
                                   any officer, trustee or
                                   securityholder of the issuer is at
                                   the same time an officer, trustee
                                   or employee of the Trust or of its
                                   investment advisor and such person
                                   owns beneficially more than 1/2 of
                                   1% of the securities, and if all
                                   such persons owning more than 1/2 of
                                   1% own more than 5% of the
                                   outstanding securities of the
                                   issuer.
----------------- ---------------- ------------------------------------ ---------------------------------------------------






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY
































                  Please detach at perforation before mailing.



PROXY                                                                     PROXY
                        SPECIAL SHAREHOLDERS' MEETING OF
                          TEMPLETON PACIFIC GROWTH FUND
                                 MARCH 12, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara
J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Equity Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 4:00 p.m. Pacific time on March 12, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                               VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-800/597-7836
                               CONTROL NUMBER:




                               Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

                               ---------------------------------------------
                               Signature

                               ---------------------------------------------
                               Signature

                               ---------------------------------------------
                               Date                                10817 FEF










    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.
                            (Please see reverse side)






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT




























                 Please detach at perforation before mailing.





THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST, ON BEHALF OF THE TEMPLETON PACIFIC GROWTH FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 , 2 (INCLUDING ALL SUB-PROPOSALS), 3, AND 4. IF ANY OTHER MATTERS ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION PROPERLY COME BEFORE THE MEETING, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 - 4.

                                                                                             FOR         AGAINST         ABSTAIN
1.    To  approve a new subadvisory agreement                                                 []            []              []

2.    To approve amendments to certain of the Fund's fundamental investment
      restrictions (includes seven (7) Sub-Proposals).                                        []            []              []
      3.a.  Borrowing                                                                         []            []              []
      3.b.  Underwriting                                                                      []            []              []
      3.c.  Lending                                                                           []            []              []
      3.d.  Real estate and commodities                                                       []            []              []
      3.e.  Short sales and issuing senior securities                                         []            []              []
      3.f.  Industry concentration                                                            []            []              []
      3.g.  Diversification                                                                   []            []              []

3.    To approve the elimination of certain of the Fund's fundamental
      investment restrictions.                                                                []            []              []

4.    To grant the proxyholders the authority to vote upon any other business
      that may properly come before the Meeting or any adjournments thereof.                  []            []              []














              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY